Exhibit 99.1

NEWS RELEASE

2108	East South Boulevard Montgomery, Alabama 36116 Telephone 334-288-3900

FINANCIAL CONTACT:	MEDIA CONTACT:
Stephen G. Rutledge	David C. Rickey
Senior Vice President, CFO	Vice President – Public Relations
and Chief Investment Officer	(334) 613-4034
(334) 613-4500

ALFA CORPORATION REPORTS THIRD QUARTER RESULTS

Montgomery, Alabama (October 20, 2005) – Alfa Corporation (Nasdaq/NM:ALFA) today announced financial results for the third quarter and nine months ended September 30, 2005. Operating income for the third quarter was $24,219,493, or $0.30 per diluted share, compared with operating income of $19,542,970, or $0.24 per diluted share, for the third quarter of 2004, an increase of 23.5% on a per share basis. Net income, which includes net realized investment gains, was $25,102,904, or $0.31 per diluted share, for the third quarter of 2005, compared with net income of $20,720,248, or $0.26 per diluted share, for the same period in 2004, a per share increase of 20.7%. Premiums and policy charges increased 15.0% to $160,887,004 for the third quarter of 2005.

For the nine months ended September 30, 2005, operating income was $72,396,566 compared with operating income of $63,384,085 for the first nine months of 2004. On a per share basis, operating income increased 14.1% to $0.90 per diluted share for the nine-month period in 2005 compared with $0.79 per diluted share for the same period in 2004. Net income, which includes net realized investment gains, was $75,228,407, or $0.93 per diluted share, for the first nine months of 2005, compared with net income of $66,763,266, or $0.83 per diluted share, for the same period in 2004, a per share increase of 12.5%. Premiums and policy charges increased 13.0% to $470,163,960 for the first nine months of 2005.

Commenting on the results, Alfa’s Chairman, President and Chief Executive Officer, Jerry A. Newby, said, “I am pleased with the results of another solid quarter. Our operating performance was driven by the property and casualty combined ratio, as well as the premium growth in our life company. This was accomplished at the same time our employees and policyholders were dealing with the impact of another large storm in the Gulf Coast region.

“In the aftermath of Hurricane Katrina, Alfa employees showed their concern for the many families affected by this immense storm by donating their resources and their time volunteering in many of the recovery efforts. In addition, our companies have responded to the tremendous devastation in western Alabama and in Mississippi by contributing to relief efforts and by moving as quickly as possible to service our policyholders. Our dedicated claims, marketing and operations staffs have settled claims extremely fast and efficiently so that our policyholders could begin to rebuild. I am proud of our employees, who have volunteered and contributed so much to the many agencies helping with disaster relief.

- MORE -

ALFA Reports 2005 Third Quarter Results

October 20, 2005

“As we approach year-end,” Newby added, “we are excited about the roll-out of our new property-casualty policy administrative system that now is in operation in Mississippi. This is going to make doing business with Alfa easier then ever before. Our goal with this improvement, as always, is to be the best provider of personal line products to families – wherever we do business.”

Alfa Corporation will host a conference call today at 10:30 am. Eastern time. Investors and other interested parties may access the teleconference by calling 800-289-0518, or via links located on Alfa’s web site: www.alfains.com. A 30-day Internet replay of the call will also be available from Alfa’s web site.

Alfa Corporation is engaged in insurance and financial activities through its subsidiaries. The common stock of Alfa Corporation is traded on the Nasdaq Stock Market’s National Market under the symbol ALFA.

The associated investor supplement package for the third quarter and nine months ended September 30, 2005, may be found by clicking on the web cast link in the “Invest in Alfa” section of Alfa’s web site and is also available at: http://www.irinfo.com/alfa/3q05fsx.pdf.

Investors are cautioned that statements in this press release which relate to the future are, by their nature, uncertain and dependent upon numerous contingencies – including political, economic, regulatory, climatic, competitive, legal, and technological – any of which could cause actual results and events to differ materially from those indicated in such forward-looking statements. Additional information regarding these and other risk factors and uncertainties may be found in Alfa Corporation’s filings with the Securities and Exchange Commission.

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ALFA Reports 2005 Third Quarter Results

October 20, 2005

ALFA CORPORATION

CONSOLIDATED CONDENSED STATEMENTS OF INCOME

(UNAUDITED)

	Nine Months Ended September 30,			Statistics		Three Months Ended September 30,			Statistics
	2005	2004	% Change	2005	2004	2005	2004	% Change	2005	2004
Revenues
Premiums—Property and Casualty Insurance	412,565,810	362,892,190	13.69			141,615,762	122,908,311	15.22
Premiums—Life Insurance	30,873,739	27,381,569	12.75			10,570,000	8,813,442	19.93
Policy Charges—Life Insurance	26,724,411	25,677,169	4.08			8,701,242	8,234,689	5.67
Net Investment Income	70,489,105	66,884,351	5.39			24,607,048	22,430,220	9.70
Other Income	17,228,139	6,302,792	173.34			5,280,320	1,983,300	166.24

Total Revenues	557,881,204	489,138,071	14.05			190,774,372	164,369,962	16.06

Benefits and Expenses
Benefits & Settlement Expenses	323,277,862	291,231,267	11.00	57.95	59.54	110,019,051	99,704,264	10.35	57.67	60.66
Dividends to Policyholders	2,945,396	2,855,278	3.16	0.53	0.58	923,570	892,324	3.50	0.48	0.54
Amortization of Deferred Policy Acquisition Costs	81,997,955	70,113,452	16.95	14.70	14.33	28,468,283	23,839,349	19.42	14.92	14.50
Other Operating Expenses	50,685,119	38,562,920	31.43	9.09	7.88	18,171,081	13,807,450	31.60	9.52	8.40

Total Expenses	458,906,332	402,762,917	13.94	82.26	82.34	157,581,985	138,243,387	13.99	82.60	84.11

Income Before Provision for Income Taxes	98,974,872	86,375,154	14.59	17.74	17.66	33,192,387	26,126,575	27.04	17.40	15.89
Provision For Income Taxes	26,578,306	22,991,069	15.60	26.85	26.62	8,972,894	6,583,605	36.29	27.03	25.20

Operating Income	72,396,566	63,384,085	14.22			24,219,493	19,542,970	23.93
Realized Investment Gains, Net of Tax	2,831,841	3,379,181	(16.20)			883,411	1,177,278	(24.96)

Net Income	75,228,407	66,763,266	12.68			25,102,904	20,720,248	21.15

Operating Income Per Share—Basic	0.90	0.79	14.09			0.30	0.24	23.68

Operating Income Per Share—Diluted	0.90	0.79	14.05			0.30	0.24	23.46

Net Income Per Share—Basic	0.94	0.83	12.55			0.31	0.26	20.91

Net Income Per Share—Diluted	0.93	0.83	12.52			0.31	0.26	20.69

Dividends Per Share	0.2875	0.2550	12.75			0.1000	0.0875	14.29

Average Shares Outstanding—Basic	80,115,937	80,024,581	0.11			80,099,751	79,938,616	0.20

Average Shares Outstanding—Diluted	80,642,174	80,526,003	0.14			80,702,154	80,397,352	0.38

Management believes that operating income and operating income per share, non-GAAP financial measures, serve as meaningful tools for assessing the profitability of the Company’s ongoing operations. Operating income is defined by the Company as net income excluding realized investment gains and losses, net of applicable taxes. Operating income per share represents operating income divided by the weighted average shares outstanding for the reporting period. Management uses operating income and operating income per share as measures of the Company’s ongoing profitability since they eliminate the effect of securities market volatility from earnings.

-MORE-

ALFA Reports 2005 Third Quarter Results

October 20, 2005

ALFA CORPORATION

CONSOLIDATED BALANCE SHEETS

	(Unaudited) September 30, 2005	December 31, 2004	% Change
Assets
Investments:
Fixed Maturities Held for Investment, at amortized cost (fair value $99,125 in 2005 and $123,935 in 2004)	$93,291	$114,708	-18.67%
Fixed Maturities Available for Sale, at fair value (amortized cost $1,357,489,706 in 2005 and $1,305,288,027 in 2004)	1,388,338,773	1,354,507,490	2.50%
Equity Securities Available for Sale, at fair value (cost $102,876,099 in 2005 and $83,445,562 in 2004)	116,609,665	99,701,250	16.96%
Policy Loans	61,033,938	58,476,569	4.37%
Collateral Loans	122,214,269	110,792,974	10.31%
Commercial Leases	2,180,883	4,155,791	-47.52%
Other Long-Term Investments	147,896,392	145,474,366	1.66%
Short-Term Investments	86,578,315	80,988,969	6.90%

Total Investments	1,924,945,526	1,854,212,117	3.81%
Cash	26,878,559	20,052,493	34.04%
Accrued Investment Income	16,320,710	16,726,050	-2.42%
Accounts Receivable	79,884,611	50,452,538	58.34%
Reinsurance Balances Receivable	2,543,567	5,279,560	-51.82%
Due from Affiliates	1,426,934	—	100.00%
Deferred Policy Acquisition Costs	200,843,207	183,258,224	9.60%
Assets Classified as Held for Sale	69,800,889	77,450,278	-9.88%
Goodwill	13,924,306	—	100.00%
Other Intangible Assets (net of accumulated amortization of $509,600 in 2005)	8,598,400	—	100.00%
Other Assets	18,481,355	15,266,244	21.06%

Total Assets	$2,363,648,064	$2,222,697,504	6.34%

Liabilities and Stockholders' Equity
Policy Liabilities and Accruals—Property and Casualty Insurance	$150,655,101	$154,107,730	-2.24%
Policy Liabilities and Accruals—Life Insurance Interest-Sensitive Products	593,042,567	555,733,736	6.71%
Policy Liabilities and Accruals—Life Insurance Other Products	191,424,456	180,410,535	6.10%
Unearned Premiums	226,998,055	185,856,467	22.14%
Dividends to Policyholders	11,325,666	11,262,132	0.56%
Premium Deposit and Retirement Deposit Funds	5,969,991	6,369,125	-6.27%
Deferred Income Taxes	38,631,806	43,100,038	-10.37%
Liabilities Associated with Assets Classified as Held for Sale	989,428	340,876	190.26%
Other Liabilities	84,534,757	73,877,730	14.43%
Due to Affiliates	—	29,995,986	-100.00%
Commercial Paper	223,793,160	204,303,206	9.54%
Notes Payable	70,000,000	70,000,000	0.00%
Notes Payable to Affiliates	27,539,017	15,887,635	73.34%

Total Liabilities	1,624,904,004	1,531,245,196	6.12%

Commitments and Contingencies
Stockholders' Equity :
Preferred Stock, $1 par value	—	—	0.00%
Shares authorized: 1,000,000
Issued: None
Common Stock, $1 par value	83,783,024	83,783,024	0.00%
Shares authorized: 110,000,000
Issued: 83,783,024
Outstanding: 80,145,005 in 2005 and 79,833,467 in 2004
Capital in Excess of Par Value	15,660,549	10,961,782	42.86%
Accumulated Other Comprehensive Income	26,906,783	38,060,371	-29.30%

(unrealized gains on securities available for sale, net of tax of $27,167,358 in 2005 and $39,450,553 in 2004; unrealized (losses) on interest rate swap contract, net of tax of ($222,276) in 2005 and ($1,406,747) in 2004; unrealized gains (losses) on other long-term investments, net of tax of ($38,299) in 2005 and $16,565 in 2004)

Retained Earnings	651,777,660	599,609,509	8.70%
Treasury Stock, at cost	(39,383,956)	(40,962,378)	-3.85%
(shares, 3,638,019 in 2005 and 3,949,557 in 2004)

Total Stockholders' Equity	738,744,060	691,452,308	6.84%

Total Liabilities and Stockholders' Equity	$2,363,648,064	$2,222,697,504	6.34%

Book Value per share	$9.22	$8.66

Book Value per share (excluding FAS 115)	$9.06	$8.37

-END-

Corporate Communications, Inc.	CorporateCommunications
523 Third Avenue South (Zip 37210)
Post Office Box 101190
Nashville, Tennessee 37224
615-254-3376 Phone
615-254-3420 Fax

TO:	Members of the Investment Community

FROM:	Eddie Jones

RE:	ALFA CORPORATION
Third Quarter Release and Conference Call

DATE:	October 20, 2005

Attached is the third quarter press release issued today by Alfa Corporation (Nasdaq:ALFA).

The conference call is scheduled for Thursday, October 20, at 10:30 a.m. Eastern time (9:30 a.m. Central – 7:30 a.m. Pacific).

We have set up a special number for you to call for this conference:

— 800-289-0518 —

Confirmation Code: 8942771

Please plan to call at least ten minutes prior to the designated time so that management can begin promptly.

Alfa's conference call also will be available live via Internet simulcast; a rebroadcast of the call will be available for 30 days. The links for both the simulcast and replay will be available at the Company's Website, www.AlfaIns.com or from www.earnings.com.

A telephonic replay will be available about two hours after the call ends and run through the end of the business day on October 27. To listen, please dial (888) 203-1112 and enter 8942771 when prompted for the access code.

We appreciate your interest in Alfa Corporation and hope that providing this opportunity to review the quarterly results with management will prove useful to your ongoing coverage of the company.

Alfa Corporation

Investor Supplement

Third Quarter 2005

This Investor Supplement is for informational purposes only. The consolidated financial statements and financial exhibits included herein are unaudited. These consolidated financial statements and exhibits should be read in conjunction with the consolidated financial statements and notes thereto included in the Annual Report on Form 10-K for 2004.

Measures used in these financial statements and exhibits that are not based on generally accepted accounting principles (“non-GAAP”) are denoted with an asterisk (*) the first time they appear. These measures are defined on the page “Definitions of Non-GAAP, GAAP and Operating Measures” and are reconciled to the most directly comparable GAAP measure herein.

ALFA CORPORATION

PROPERTY/CASUALTY SEGMENT (UNAUDITED)

(in thousands, except ratios and per share data)

	Nine Months Ended September 30,			Ratios		Three Months Ended September 30,			Ratios
	2005	2004	% Change	2005	2004	2005	2004	% Change	2005	2004
INCOME STATEMENT
Revenues
Automobile Premiums	$252,459	$226,358	11.5			$87,161	$76,205	14.4
Homeowner Premiums	148,699	126,364	17.7			50,648	43,223	17.2
Other Premiums	11,408	10,170	12.2			3,807	3,480	9.4

Total Premiums - Property and Casualty Insurance	412,566	362,892	13.7	100.0%	100.0%	141,616	122,908	15.2	100.0%	100.0%
Net Investment Income	29,470	23,100	27.6			11,233	8,148	37.9
Other Income	6,851	4,447	54.1			2,629	1,440	82.6

Total Revenues	448,887	390,439	15.0			155,478	132,496	17.3
Benefits, Losses and Expenses
Incurred Losses (Non-storm)	237,818	213,278	11.5	57.6%	58.8%	83,885	76,675	9.4	59.2%	62.4%
Incurred Losses (Storm)	11,635	9,230	26.1	2.8%	2.5%	—	—	0.0	0.0%	0.0%
Loss Adjustment Expense	16,644	14,240	16.9	4.0%	3.9%	6,255	4,698	33.1	4.4%	3.8%

Total Benefits, Claims, Losses and Settlement Expenses	266,097	236,748	12.4	64.5%	65.2%	90,140	81,373	10.8	63.7%	66.2%
Amortization of Deferred Policy Acquisition Costs	75,008	63,259	18.6	18.2%	17.4%	26,311	21,569	22.0	18.6%	17.5%
Other Operating Expenses	26,268	22,367	17.4	6.4%	6.2%	9,771	8,206	19.1	6.9%	6.7%

Total Operating Expenses	101,276	85,626	18.3	24.5%	23.6%	36,082	29,775	21.2	25.5%	24.2%

Total Benefits, Losses and Expenses	367,373	322,374	14.0	89.0%	88.8%	126,222	111,148	13.6	89.1%	90.4%

Income Before Provision for Income Taxes	81,514	68,065	19.8			29,256	21,348	37.0
Provision For Income Taxes	20,287	16,942	19.7			7,567	5,013	50.9

Operating Income *	61,227	51,123	19.8			21,689	16,335	32.8
Realized Investment Gains (Losses), Net of Tax	(303)	(2,718)	88.9			(514)	(2,783)	81.5

Net Income	$60,924	$48,405	25.9			$21,175	$13,552	56.3

Operating Income Per Share - Diluted *	$0.76	$0.63	19.6			$0.27	$0.20	32.6
Net Income Per Share - Diluted	$0.76	$0.60	25.7			$0.26	$0.17	56.0

Operating Return on Equity*	18.8%	17.5%

Return on Equity*	18.6%	16.7%

Other Key Information
Earned Premium by Region
Alabama	$329,317	$312,025	5.5	79.8%	86.0%	$110,944	$105,639	5.0	78.3%	85.9%
Georgia	25,057	23,953	4.6	6.1%	6.6%	8,409	8,121	3.5	5.9%	6.6%
Mississippi	29,207	26,914	8.5	7.1%	7.4%	9,860	9,148	7.8	7.0%	7.4%
VA Mutual	16,318	—	100.0	4.0%	0.0%	5,531	—	100.0	3.9%	0.0%
Vision	12,667	—	100.0	3.1%	0.0%	6,872	—	100.0	4.9%	0.0%

Total Earned Premium	$412,566	$362,892	13.7	100.0%	100.0%	$141,616	$122,908	15.2	100.0%	100.0%

Incurred Losses by Region (Non-storm)
Alabama	$186,495	$181,287	2.9	56.6%	58.1%	$65,406	$65,083	0.5	59.0%	61.6%
Georgia	19,019	15,985	19.0	75.9%	66.7%	5,973	5,727	4.3	71.0%	70.5%
Mississippi	17,339	16,006	8.3	59.4%	59.5%	5,976	5,865	1.9	60.6%	64.1%
VA Mutual	7,360	—	100.0	45.1%	—	2,517	—	100.0	45.5%	—
Vision	7,605	—	100.0	60.0%	—	4,013	—	100.0	58.4%	—

Total Incurred Losses	$237,818	$213,278	11.5	57.6%	58.8%	$83,885	$76,675	9.4	59.2%	62.4%

Lapse Ratio: Preferred and Standard Classes *	3.45%	3.76%				3.75%	3.91%
Net Written Premium by LOB
Automobile	$273,240	$231,120	18.2			$91,780	$77,611	18.3
Homeowners	163,027	136,935	19.1			53,483	47,769	12.0
Other	12,582	11,067	13.7			3,942	3,729	5.7

Total Net Written Premium	$448,849	$379,122	18.4			$149,205	$129,109	15.6

Net Written Premium by Region
Alabama	$340,460	$325,839	4.5			$114,481	$111,128	3.0
Georgia	25,809	24,913	3.6			8,730	8,322	4.9
Mississippi	30,560	28,370	7.7			10,290	9,659	6.5
VA Mutual	27,048	—	100.0			6,580	—	100.0
Vision	24,972	—	100.0			9,124	—	100.0

Total Net Written Premium	$448,849	$379,122	18.4			$149,205	$129,109	15.6

Data may differ from actual due to rounding.

ALFA CORPORATION

LIFE SEGMENT (UNAUDITED)

(in thousands, except ratios and per share data)

	Nine Months Ended September 30,			Ratios		Three Months Ended September 30,			Ratios
	2005	2004	% Change	2005	2004	2005	2004	% Change	2005	2004
INCOME STATEMENT
Revenues
Traditional Life Insurance Premiums	$30,357	$26,889	12.9			$10,570	$8,813	19.9
Universal Life Policy Charges	15,479	14,849	4.2			5,199	4,972	4.6
Universal Life Policy Charges - COLI	3,037	2,824	7.5			775	664	16.7
Interest-sensitive Life Policy Charges	8,208	8,005	2.5			2,728	2,599	5.0
Group Life Insurance Premiums	517	492	5.1			—	—	0.0

Total Premiums and Policy Charges - Life Insurance	57,598	53,059	8.6	100.0%	100.0%	19,272	17,048	13.0	100.0%	100.0%
Net Investment Income	37,951	36,579	3.8			12,662	13,045	(2.9)
Other Income	—	—	0.0			—	—	0.0

Total Revenues	95,549	89,638	6.6			31,934	30,093	6.1
Benefits, Claims, Losses and Settlement Expenses	55,993	54,484	2.8	97.2%	102.7%	19,721	18,331	7.6	102.3%	107.5%
Dividends to Policyholders	2,945	2,855	3.2	5.1%	5.4%	924	892	3.6	4.8%	5.2%
Amortization of Deferred Policy Acquisition Costs	7,725	6,854	12.7	13.4%	12.9%	2,557	2,270	12.6	13.3%	13.3%
Other Operating Expenses	8,158	8,759	(6.9)	14.2%	16.5%	2,727	2,895	(5.8)	14.2%	17.0%

Total Benefits, Losses and Expenses	74,821	72,952	2.6	129.9%	137.5%	25,929	24,388	6.3	134.5%	143.1%

Income Before Provision for Income Taxes	20,728	16,686	24.2			6,005	5,705	5.3
Provision For Income Taxes	6,084	4,450	36.7			1,495	1,498	(0.2)

Operating Income	14,644	12,236	19.7			4,510	4,207	7.2
Realized Investment Gains, Net of Tax	3,103	6,249	(50.3)			1,367	3,960	(65.5)

Net Income	$17,747	$18,485	(4.0)			$5,877	$8,167	(28.0)

Operating Income Per Share - Diluted	$0.18	$0.15	19.5			$0.06	$0.05	7.0
Net Income Per Share - Diluted	$0.22	$0.23	(4.1)			$0.07	$0.10	(28.1)

Operating Return on Equity	7.2%	6.6%

Return on Equity	8.8%	9.4%

Other Key Information (all information presented on a STAT-basis)
Annualized New Business Premium by LOB
Traditional Life	$5,828	$5,308	9.8			$1,821	$1,679	8.5
Universal Life	3,188	2,842	12.2			888	876	1.4
Interest-sensitive Life	1,832	2,537	(27.8)			579	587	(1.4)

Total Issued New Business Premium by LOB	$10,848	$10,687	1.5			$3,288	$3,142	4.6

Annualized New Business Premium by Region
Alabama	$9,367	$9,274	1.0			$2,869	$2,729	5.1
Georgia	763	784	(2.7)			221	217	1.8
Mississippi	718	629	14.1			198	196	1.0

Total Issued New Business Premium by Region	$10,848	$10,687	1.5			$3,288	$3,142	4.6

Actual vs. Expected Mortality Ratio *	95%	104%				111%	106%
Persistency Ratio *	91.1%	91.7%

Data may differ from actual due to rounding.

ALFA CORPORATION

NONINSURANCE SEGMENT (UNAUDITED)

(in thousands, except ratios and per share data)

	Nine Months Ended September 30,			Three Months Ended September 30,
	2005	2004	% Change	2005	2004	% Change
INCOME STATEMENT
Revenues
Equity Interest in MidCountry Financial (net of expense)	$1,278	$597	114.1	$372	$164	126.8
Loan Income (net of expense)	3,208	3,161	1.5	1,120	1,031	8.6
Other Net Investment Income	1,753	5,019	(65.1)	560	757	(26.0)

Total Net Investment Income	6,239	8,777	(28.9)	2,052	1,952	5.1
Fee/Commission Income - Agency Operations	17,724	623	2,744.9	5,877	220	2,571.4
Other Income	1,018	1,302	(21.8)	258	340	(24.1)

Total Other Income	18,742	1,925	873.6	6,135	560	995.5

Total Revenues	24,981	10,702	133.4	8,187	2,512	225.9
Benefits, Losses and Expenses
Claims and Settlement Expenses - Agency Operations	2,200	—	100.0	708	—	100.0
Other Operating Expenses - Loan/Lease Operations	5,143	5,272	(2.4)	1,805	1,802	0.2
Other Operating Expenses - Agency Operations	15,465	543	2,748.1	5,226	170	2,974.1
Other Operating Expenses - Other Operations	603	602	0.2	462	89	419.1

Total Benefits, Losses and Expenses	23,411	6,417	264.8	8,201	2,061	297.9

Income Before Provision for Income Taxes	1,570	4,285	(63.4)	(14)	451	(103.1)
Provision For Income Taxes	456	1,598	(71.5)	(46)	72	(163.9)

Operating Income	1,114	2,687	(58.5)	32	379	(91.6)
Realized Investment Gains (Losses), Net of Tax	32	(152)	121.1	31	—	100.0

Net Income	$1,146	$2,535	(54.8)	$63	$379	(83.4)

Operating Income Per Share - Diluted	$0.01	$0.03	(58.6)	$0.00	$0.00	(91.6)
Net Income Per Share - Diluted	$0.01	$0.03	(54.9)	$0.00	$0.00	(83.4)

Operating Return on Equity	0.8%	3.9%

Return on Equity	0.9%	3.7%

Other Key Information

	9/30/05	9/30/04	% Change
Alfa Financial Corporation:
Loan Portfolio	$122,323	$109,256	12.0
Loan Portfolio Yield *	7.30%	6.85%
Loan Gross Charge-offs	$582	$548
Loan Net Charge-offs	$478	$478
Loan Delinquency Ratio *	1.20%	1.11%
MidCountry Financial Corporation:
Carrying Value (43% and 41% ownership at 9/30/05 and 9/30/04, respectively)	$53,614	$14,856	260.9
Equity in Net Earnings	$1,278	$597	114.1
Return on Carried Value *	3.2%	5.5%

Data may differ from actual due to rounding.

ALFA CORPORATION

CORPORATE SEGMENT AND ELIMINATIONS (UNAUDITED)

(in thousands, except ratios and per share data)

	Nine Months Ended September 30,			Three Months Ended September 30,
	2005	2004	% Change	2005	2004	% Change
INCOME STATEMENT
Revenues
Investment Loss	$(1,169)	$(1,037)	(12.7)	$(441)	$(476)	7.4
Interest Expense	(2,002)	(536)	(273.5)	(898)	(238)	(277.3)

Total Net Investment Loss	(3,171)	(1,573)	(101.6)	(1,339)	(714)	(87.5)
Other Income	(8,365)	(70)	(11,850.0)	(3,484)	(16)	(21,675.0)

Total Revenues	(11,536)	(1,643)	(602.1)	(4,823)	(730)	(560.7)
Benefits, Losses and Expenses
Claims and Settlement Expenses	(1,013)	—	(100.0)	(550)	—	(100.0)
Amortization of Deferred Policy Acquisition Costs	(735)	—	(100.0)	(400)	—	(100.0)
Other Operating Expenses	(4,950)	1,021	(584.8)	(1,820)	645	(382.2)

Total Benefits, Claims, Losses and Settlement Expenses	(6,698)	1,021	(756.0)	(2,770)	645	(529.5)

Loss Before Provision for Income Taxes	(4,838)	(2,664)	(81.6)	(2,053)	(1,375)	(49.3)
Provision For Income Taxes	(248)	—	(100.0)	(44)	—	(100.0)

Operating Loss	(4,590)	(2,664)	(72.3)	(2,009)	(1,375)	(46.1)
Realized Investment Gains, Net of Tax	—	—	0.0	—	—	0.0

Net Loss	$(4,590)	$(2,664)	(72.3)	$(2,009)	$(1,375)	(46.1)

Operating Loss Per Share - Diluted	$(0.06)	$(0.03)	(72.0)	$(0.02)	$(0.02)	(45.6)
Net Loss Per Share - Diluted	$(0.06)	$(0.03)	(72.0)	$(0.02)	$(0.02)	(45.6)

Data may differ from actual due to rounding.

ALFA CORPORATION

INVESTMENT PORTFOLIO

(in thousands, except ratios and per share data)

		Nine Months Ended September 30,						Three Months Ended September 30,
		2005	2004	% Change				2005	2004	% Change
Alfa Corporation Consolidated Investment Portfolio - Other Key Information
					Yields						Yields
Net Investment Income and Pre-tax Yield:					2005	2004					2005	2004
Fixed Income Securities		$57,577	$55,025	4.6	5.9%	6.2	% [1]	$19,251	$18,615	3.4	5.9%	6.3	% [1]
Equity Securities		2,176	1,911	13.9	2.7%	2.1%		734	620	18.4	2.7%	2.0%
Collateral Loans		6,493	5,583	16.3				2,352	1,934	21.6
Commercial Leases		4,807	8,741	(45.0)				1,660	2,936	(43.5)
Other Investment Income		14,194	7,609	86.5				5,945	2,421	145.6
Interest Expense		(8,156)	(4,648)	(75.5)				(3,199)	(1,742)	(83.6)
Investment Expenses		(6,601)	(7,337)	10.0				(2,136)	(2,353)	9.2

Total Net Investment Income		$70,490	$66,884	5.4				$24,607	$22,431	9.7

Investment Portfolio Composition:
Fixed Income Securities, by Rating :[2]

NAIC Rated	Moody’s Rated	9/30/05	12/31/04
1	Aaa/Aa/A	$1,282,319	$1,251,059	2.5
2	Baa	94,273	97,725	(3.5)
3	Ba	7,518	5,542	35.7
4	B	4,322	—	100.0
5	Caa	—	296	(100.0)
6	In or near default	—	—	0.0

Total Fixed Income Securities		1,388,432	1,354,622	2.5
Equity Securities		116,610	99,701	17.0
Collateral Loans		122,214	110,793	10.3
Commercial Leases (Inc. Held for Sale Assets)		71,576	81,562	(12.2)
Other Invested Assets		295,509	284,940	3.7

Total Investment Portfolio		$1,994,341	$1,931,618	3.2

[1]	Yield on Fixed Income Securities is calculated as annualized income divided by the average of the beginning and end of period amortized investment balances for the same 12-month period, which exclude unrealized investment gains and losses.

[2]	Investment Portfolio Composition values for Fixed Income Securities are based on fair value for available for sale securities and amortized value for held for investment securities.

Data may differ from actual due to rounding.

ALFA CORPORATION

QUARTERLY FINANCIAL SUPPLEMENT

September 30, 2005

(Unaudited)

Additional Information

	01:1Q	01:2Q	01:3Q	01:4Q	2001
Pretax P&C Net Investment Income	6,927,259	7,330,600	9,215,930	7,804,506	31,278,295
Pretax P&C Operating Income	11,832,832	17,381,869	16,226,126	16,910,149	62,350,976
P&C Statutory Invested Assets	529,832,002	542,658,849	551,514,402	557,002,373
P&C Statutory Surplus	247,200,509	256,612,057	262,006,890	269,364,456
P&C Loss & LAE Reserves	142,315,663	141,025,272	140,563,769	138,238,360
Pretax Life Net Investment Income	11,269,815	11,636,260	11,563,799	12,153,399	46,623,273
Pretax Life Operating Income	7,525,273	7,091,057	6,296,551	6,664,855	27,577,736
Life Statutory Invested Assets	684,373,729	694,337,995	696,793,901	708,305,716
Life Statutory Surplus	138,802,337	144,379,715	147,822,321	146,319,826

	02:1Q	02:2Q	02:3Q	02:4Q	2002
Pretax P&C Net Investment Income	7,747,433	8,375,695	7,176,169	7,134,749	30,434,046
Pretax P&C Operating Income	17,393,023	14,283,409	13,309,248	19,211,125	64,196,805
P&C Statutory Invested Assets	562,536,805	587,045,896	592,330,618	598,545,022
P&C Statutory Surplus	276,936,440	274,268,630	285,198,181	291,296,304
P&C Loss & LAE Reserves	140,547,346	144,370,368	145,867,486	145,808,225
Pretax Life Net Investment Income	11,482,042	11,673,726	12,057,548	12,076,982	47,290,298
Pretax Life Operating Income	6,038,921	6,493,899	6,928,507	6,748,195	26,209,522
Life Statutory Invested Assets	731,033,090	737,560,100	735,098,205	749,891,687
Life Statutory Surplus	141,999,217	133,026,858	127,697,259	132,468,334

	03:1Q	03:2Q	03:3Q	03:4Q	2003
Pretax P&C Net Investment Income	6,910,185	7,653,547	7,423,546	6,516,131	28,503,409
Pretax P&C Operating Income	20,276,043	16,813,874	16,415,815	16,120,258	69,625,990
P&C Statutory Invested Assets	619,015,221	626,103,044	640,677,141	643,775,395
P&C Statutory Surplus	300,514,053	308,384,829	314,946,117	323,362,342
P&C Loss & LAE Reserves (1)	144,689,722	145,691,012	147,585,697	139,589,753
Pretax Life Net Investment Income	11,534,769	10,948,305	10,843,170	11,408,366	44,734,610
Pretax Life Operating Income	5,630,299	6,071,633	5,514,256	9,528,981	26,745,169
Life Statutory Invested Assets	771,143,631	809,472,299	808,833,684	823,345,514
Life Statutory Surplus	127,075,494	130,374,293	133,237,013	144,834,065

	04:1Q	04:2Q	04:3Q	04:4Q	2004
Pretax P&C Net Investment Income	7,422,200	7,529,905	8,140,669	11,653,490	34,746,264
Pretax P&C Operating Income	26,792,114	19,926,490	21,341,315	22,749,345	90,809,264
P&C Statutory Invested Assets (2)	663,386,315	668,080,084	716,819,582	716,630,234
P&C Statutory Surplus	335,394,591	343,130,340	334,809,757	369,838,232
P&C Loss & LAE Reserves (1)	144,839,184	144,417,593	151,118,973	150,856,684
Pretax Life Net Investment Income	11,464,207	12,070,627	13,044,596	12,549,202	49,128,632
Pretax Life Operating Income	6,101,031	4,881,196	5,704,300	8,778,931	25,465,458
Life Statutory Invested Assets	850,439,601	865,246,778	876,301,256	890,441,591
Life Statutory Surplus	147,078,186	149,627,085	151,079,986	161,992,039

	05:1Q	05:2Q	05:3Q	05:4Q	2005
Pretax P&C Net Investment Income	9,310,764	8,926,932	11,232,799		29,470,495
Pretax P&C Operating Income	19,002,266	33,255,773	29,255,953		81,513,992
P&C Statutory Invested Assets (2)	705,855,331	715,563,873	720,574,977
P&C Statutory Surplus	372,285,887	385,401,304	398,052,284
P&C Loss & LAE Reserves (1)	145,569,327	141,926,723	149,282,527
Pretax Life Net Investment Income	12,226,938	13,061,800	12,661,842		37,950,580
Pretax Life Operating Income	7,722,260	7,001,604	6,004,445		20,728,309
Life Statutory Invested Assets	923,042,022	932,889,527	957,943,993
Life Statutory Surplus	163,786,697	167,102,347	171,890,971

(1)	P&C Loss & LAE Reserves for fourth quarter 2003, fourth quarter 2004 and periods beginning in 2005 include salvage and subrogation receivables.

(2)	P&C Statutory Invested Assets for fourth quarter 2004 and periods beginning in 2005 reflect a reclassification of premium installment plan receivables into Accounts Receivable.

Definitions of Non-GAAP, GAAP and Operating Measures

Management believes that disclosure of the following non-GAAP financial measures provides investors with meaningful tools to assess the Company’s ongoing operations. Our methods of calculating these measures may differ from those used by other companies, thereby limiting comparability.

Operating Income is defined as net income excluding realized investment gains and losses, net of applicable taxes. Management uses operating income as a measure of the Company’s ongoing profitability since it eliminates the effect of securities market volatility from earnings.

Operating Income per Share is defined as operating income divided by the weighted average shares outstanding for the reporting period. Management uses operating income per share as a measure of the Company’s ongoing profitability since it eliminates the effect of securities market volatility from earnings.

Operating Return on Equity (Current Period) is defined as operating income for the trailing 12-month period divided by the simple average of the beginning and ending stockholders’ equity of the same 12-month period.

Operating Return on Equity (Prior Period) is defined as operating income for the prior year divided by the simple average of the beginning and ending stockholders’ equity of the same 12-month period.

Return on Equity (Current Period) is defined as net income for the trailing 12-month period divided by the simple average of the beginning and ending stockholders’ equity of the same 12-month period.

Return on Equity (Prior Period) is defined as net income for the prior year divided by the simple average of the beginning and ending stockholders’ equity of the same 12-month period.

Management uses the following GAAP ratios to measure the Company’s ongoing operations. They are calculated as follows:

Loss Ratio is defined as incurred losses divided by earned premiums.

Loss Adjustment Expense Ratio is defined as loss adjustment expenses divided by earned premiums.

Operating Expense Ratio is defined as total operating expenses divided by earned premiums.

Combined Ratio is defined as the sum of the loss ratio, the loss adjustment expense ratio and the expense ratio or the sum of incurred losses, loss adjustment expenses and total operating expenses divided by earned premiums.

Management uses the following operating statistics to measure components of the Company’s ongoing operations. They are calculated as follows:

Lapse Ratio is defined as the number of policies lapsing as a percentage of billings produced during a stated time period.

Actual vs. Expected Mortality Ratio is defined as benefit payments divided by the actuarially estimated benefit payments for the stated time period.

Persistency Ratio is defined as the annualized premium of policies in force at the end of the period as a percentage of the annualized premium paid at the end of the period.

Loan Portfolio Yield is defined as annualized interest income divided by the loan portfolio balance.

Loan Delinquency Ratio is defined as the amount of loans 30 or more days past due divided by the loan portfolio balance.

Return on Carried Value is defined as equity in net earnings divided by the simple average of beginning and end of period carrying value.